                                                                      EXHIBIT 99

                         FORM 3 JOINT FILER INFORMATION

Names of Joint Filers:

Third Rock Ventures III, L.P.

Third Rock Ventures GP III, L.P.

TRV GP III, LLC

Mark Levin

Kevin Starr

Dr. Robert Tepper

Address of Joint Filers:

C/O Third Rock Ventures, LLC
29 Newbury Street, 3rd Floor
Boston, MA 02116

Designated Filer:

Third Rock Ventures III, L.P.

Issuer and Ticker Symbol:

Editas Medicines, Inc. [EDIT]

Date of Event:

February 2, 2016

Signatures of Joint Filers:

                                        THIRD ROCK VENTURES III, L.P.

                                        By:  THIRD ROCK VENTURES GP III, L.P.,
                                        General Partner

                                        By:  TRV GP III, LLC,
                                        General Partner

                                        By: /s/ Kevin Gillis
                                            ------------------------------------
                                        Kevin Gillis
                                        Chief Financial Officer

                                        THIRD ROCK VENTURES GP III, L.P.

                                        By:  TRV GP III, LLC,
                                        General Partner

                                        By: /s/ Kevin Gillis
                                            ------------------------------------
                                        Kevin Gillis
                                        Chief Financial Officer

                                        TRV GP III, LLC

                                        By: /s/ Kevin Gillis
                                            ------------------------------------
                                        Kevin Gillis
                                        Chief Financial Officer

                                        MARK LEVIN

                                        /s/ Kevin Gillis, As attorney-in-fact
                                        ----------------------------------------
                                        Mark Levin

                                        KEVIN P. STARR

                                        /s/ Kevin Gillis, As attorney-in-fact
                                        ----------------------------------------
                                        Kevin Starr

                                        ROBERT I. TEPPER

                                        /s/ Kevin Gillis, As attorney-in-fact
                                        ----------------------------------------
                                        Dr. Robert Tepper